UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2005

JCM Partners, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32653	94-3364323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2151 Salvio Street, Suite 325, Concord, California		94520
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-676-1966

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

In connection with the calculation of the Exercise Price for the Put Rights of our Class 1 Units required by Section 5.4 of our Amended and Restated Certificate of Designations of Class 1 Units, our Board of Managers is using a May 31, 2005 balance sheet as the starting balance sheet. A copy of the May 31, 2005 balance sheet is attached hereto as Exhibit 99.1. Additional information about the Class 1 Put Rights is on file with the Securities and Exchange Commission ("SEC") in our Description of Securities, as revised March 31, 2005 (see our Form 8-K/A filed with the SEC on April 5, 2005).

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibit is filed herewith:

Exhibit 99.1 Condensed Consolidated Balance Sheet of the Company (unaudited) at May 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM Partners, LLC

July 5, 2005	By:	Gayle M. Ing

Name: Gayle M. Ing
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Condensed Consolidated Balance Sheet of the Company (unaudited) at May 31, 2005